August 2nd & 3rd, 2016 Ticker: XBKS www.xenithbank.com KBW Community Bank Investor Conference Exhibit 99.1

Forward Looking Statements Certain statements included in this presentation are “forward-looking statements.” All statements other than statements of historical facts contained in this presentation, including statements regarding our plans, objectives and goals, future events or results, our competitive strengths and business strategies, and the trends in our industry are forward-looking statements. The words “believe,” “will,” “may,” “could,” “estimate,” “project,” “predict,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “appear,” “future,” “likely,” “probably,” “suggest,” “goal,” “potential” and similar expressions, as they relate to us, are intended to identify forward-looking statements. Forward-looking statements made in this presentation reflect beliefs, assumptions and expectations of future events or results, taking into account the information currently available to us. These beliefs, assumptions and expectations may change as a result of many possible events, circumstances or factors, not all of which are currently known to us. If a change occurs, our business, financial condition, liquidity, results of operations and prospects may vary materially from those expressed in, or implied by, our forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by our forward-looking statements include the risks discussed in our public filings with the Securities and Exchange Commission, including those described under “Risk Factors” in our Registration Statement on Form S-4(333-210643). Except as required by applicable law or regulations, we do not undertake, and specifically disclaim any obligation, to update or revise any forward-looking statement.

Xenith Bankshares, Inc. Xenith Bankshares, Inc. (“XBKS”) is the holding company for Xenith Bank, a full-service commercial bank headquartered in Richmond, Virginia. From inception in late 2009 to June 30, 2016, Xenith Bank grew to $1 billion in assets through strong organic growth and four acquisitions. On July 29, 2016, XBKS and Hampton Roads Bankshares, Inc. (“HRB”), the holding company for The Bank of Hampton Roads (“BOHR”), announced the completion of a strategic merger whereby XBKS was merged with and into HRB and Xenith Bank was merged with and into BOHR. The combined company has assumed the name Xenith Bankshares, Inc. for the holding company and the name Xenith Bank for all banking operations. The combined company’s common stock trades on The Nasdaq Capital Market under the ticker “XBKS” and is a component of the Russell 2000 Index.

Company Snapshots Financial Scale(1) Headquartered in Virginia Beach, VA 34 offices / 3 LPOs Hampton Roads MSA, Richmond MSA, Raleigh, Eastern Shore of NC and Baltimore Headquartered in Richmond, VA 8 offices / 1 LPO Richmond MSA, Greater Hampton Roads MSA and Greater Washington MSA Corporate Overview Business Strength Small-to medium-sized business lending Marine finance Strong core deposit base Focused on commercial banking Exceptional depth in C&I and CRE lending Strong treasury management capabilities 42 offices / 4 LPOs Pro forma 5th largest community bank by deposits headquartered in Virginia1 Primarily focused on Virginia’s 3 largest MSAs $2.0bn in assets $1.6bn in total net loans $1.7bn in deposits $294mm in equity $1.0bn in assets $772mm in total net loans $872mm in deposits $105mm in equity $3.1bn in assets $2.3bn in total net loans $2.6bn in deposits $446mm in equity (post DTA addback) Significant capital Small-to medium-sized businesses C&I and CRE lending Significant fee income business Diversified funding mix Experienced and seasoned management team Separate company data as of 3/31/16; pro forma company data reflects purchase accounting adjustments and full reversal of the valuation allowance on the Net Deferred Tax Asset (DTA) presented in the Form S-4 filed with the SEC on 7/1/2016. 1Data source: SNL Financial LLC, as of 3/31/2016.

Strategic Rationale Combination of two complementary Virginia franchises HRB: leader in Hampton Roads MSA with presence in Richmond MSA and Eastern Shore XBKS: leader in Richmond MSA with growing presence in Hampton Roads MSA and Greater Washington, D.C. MSA HRB strong deposit franchise complements XBKS organic loan growth capabilities Pro forma capital / capital ratios facilitate accelerated organic growth and M&A possibilities Legacy XBKS five year CAGR loan growth of about 35% Compatible interest rate positions, asset sensitive Enhanced management team combines strengths from both companies HMPR has strong retail and credit capabilities XBKS team has led larger organizations and demonstrated M&A execution expertise Substantial TBV accretion to both companies due to expected DTA addback Combined company better positioned to utilize DTA Potential additional loan growth due to larger lending limit and strong existing underwriting capabilities Strong regulatory capital ratios Complementary Business Fit Strong Management Compelling Financial Results

Attractive Market Demographics



Baltimore
Frederick
Winchester
Columbia
Dundalk
Dover
Millville
Annapolis
Front Royal
Washington
Arlington
Alexandria
Easton
Dale City
Harrisonburg
Fredericksburg
Salisbury
Staunton
Charlottesville
Potomac
Richmond
Lynchburg
Farmville
Newport News
Hampton
Virginia Beach
Lawrenceville
Franklin
Chesapeake
Danville
Henderson
Elizabeth City
Durham
Rocky Mount
Edenton
Cary
Raleigh
Greenville
Sanford
Goldsboro
Kinston
Pamlico Sound
Fayetteville
Neuse River
Jacksonville
Lumberton

Core Markets

Virginia Beach-Norfolk, VA MSA

- Combined Offices: 22 ($906 million deposits)
- Population: 1.7 million; 5-year projected growth: 3.53%
- Median HH Income: $59,454 *(7.0% above national avg.)*
- Home of largest naval base in the world (Norfolk)

Richmond, VA MSA

- Combined Offices: 5 ($610 million deposits)
- Population: 1.3 million; 5-year projected growth: 4.66%
  - Nationwide average: 3.69%
- Median HH Income: $59,885 *(7.8% above national avg.)*
- #3 on *Inc.* Magazine's List of 10 Best Places to Start a Business

Washington, D.C. MSA

- Combined Offices: 1 ($165 million deposits)
- Population: 6.1 million; 5-year projected growth: 6.28%
- Median HH Income: $91,346 *(64% above national avg.)*
- 2nd Highest MSA based on median HH income in the U.S.[1]

Other Key Growth Markets

Raleigh, NC MSA

- Combined Offices: 1 ($57 million deposits)
- Population: 1.3 million; 5-year projected growth: 8.19%

Baltimore, MD MSA

- C&I / CRE team
- Marine / boat lending expertise

Eastern North Carolina

- 6 offices across Eastern North Carolina

Source: SNL Financial, data as of June 30, 2015
(1) Excludes MSA's with populations less than 50,000

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Skilled Management Team and Board of Directors Selective Mid-Atlantic Consolidation (Whole bank & select asset opportunities) Strong, Substantial & Independent Virginia Bank Organic Growth (Attractive demographics; proven market competitor) Delivering strong growth combined with superior asset quality Leveraging our scale to enhance efficiencies Focusing on strong, consistent earnings Investment Thesis Resulting in Delivering How We Create Value

Three Distinct Lines of Business Target broad array of commercial businesses with sales up to $150mm Offer best in class treasury management systems to attract deposits and primary banking relationship Focused on real estate banking needs of real estate developers and investors Products and services tailored for all commercial real estate asset types, including multi-family, retail, office, and industrial properties Focused on providing outstanding customer service and products to consumers Technology platform allows customers to bank whenever and wherever Branch Managers empowered to make decisions that strengthen relationships Wide array of loan options available backed by streamlined underwriting and document preparation to respond quickly to loan requests Commercial & Industrial and Commercial Real Estate Small Business Banking Retail and Consumer Banking Target small businesses with less than $10mm revenue. Offer highly competitive products and services Credit needs supported by small business lending center Focus on cross-selling with special focus on deposits

Board of Directors James F. Burr (HRB) Mr. Burr is a managing director in the Global Financial Services Group of The Carlyle Group. Mr. Burr has more than 20 years of banking and accounting experience. Patrick E. Corbin (HRB) (Chairman) Mr. Corbin is the Managing Shareholder of Corbin & Company, P.C. He has been a Certified Public Accountant since 1979. He was designated as “Super CPA” by Virginia Business magazine in the fields of litigation support and business valuation for the years 2002-2013. Henry P. Custis Jr. (HRB) Mr. Custis is a Partner at Custis, Dix, Lewis and Custis, a law firm in Accomac, Virginia. He has practiced law since 1970. He has served on bank boards for over 40 years, and has been an investor for over 35 years. Robert B. Goldstein (HRB) Mr. Goldstein is a Founding Principal in CapGen Capital Advisers LLC, a private equity fund that invests in banks and financial service companies. His experience includes many years in commercial banks, savings and loan associations, and other financial institutions. William A. Paulette (HRB) Mr. Paulette is founder, President, and CEO of KBS, Inc., a construction firm based in Richmond, Virginia. He brings to the Board substantial knowledge of the construction business and the Richmond Market. John S. Poelker (HRB) Mr. Poelker has been the President of The Poelker Consultancy, Inc. since 2005. Through this position he has served in a number of senior executive officer roles on a temporary basis at various financial institutions. Jon F. Weber (HRB) Mr. Weber is Managing Director and Head of the Global Portfolio Group at Anchorage Capital Group, L.L.C. Previously, he served as a Managing Director and Head of Portfolio Company Operations in the Global Special Situations Group at Goldman Sachs & Co. and Head of Portfolio Company Operations at Icahn Associates.

Board of Directors W. Lewis Witt (HRB) Mr. Witt has been Owner and President of Inner-view, Ltd., a utility contractor, since September 1976. He is exceptionally knowledgeable regarding the South Hampton Roads real estate and development market. Palmer P. Garson (XBKS) Mrs. Garson is Managing Director of Silvercrest Asset Management Group L.L.C., a wealth management and investment banking firm. Previously, she served as Managing Director of Cary Street Partners, and co-founded and served as Managing Partner of Jefferson Capital Partners, a private equity firm. T. Gaylon Layfield, III (XBKS) Mr. Layfield is CEO of Xenith Bankshares, Inc. He has spent 25 years in the banking industry and previously served as President and Chief Operating Officer of Signet Banking Corporation. Robert J. Merrick (XBKS) Mr. Merrick was Chief Investment Officer of MCG Capital Corporation, which provides capital to support the growth and value creation strategies of small- to mid-sized companies. He was also on MCG’s Board of Directors, and he previously served as EVP and Chief Credit Officer of Signet Banking Corporation. Scott A. Reed (XBKS) Mr. Reed is a Principal and Founder of BankCap Partners. Previously, he Served as SVP at Carreker Corporation, a publicly traded bank-focused financial technology company. Prior to that, he worked in the Financial Institutions Group at Bear, Stearns & Co Inc., and as a management consultant with Bain & Company. Thomas G. Snead, Jr. (XBKS) Mr. Snead is the former President and CEO of Wellpoint, Inc., Southeast Region and previously served as President of Anthem Southeast, a subsidiary of Anthem, Inc., and Chairman and CEO of Trigon Healthcare, Inc. a managed healthcare company.

Management CEO – T. Gaylon Layfield, III (XKBS) With more than 30 years of experience in banking, Mr. Layfield has led Xenith since inception in 2009. COO – Donna W. Richards (HRB) Mrs. Richards brings a strong foundation in retail and consumer banking to the Xenith team. CFO – Thomas W. Osgood (XBKS) Mr. Osgood has more than 25 years of experience in commercial and investment banking. He leads the company’s Finance and Accounting teams, and oversees asset/liability strategy and investor relations. CCO – W. W. “Chris” Cottrell, III (XBKS) Mr. Cottrell has spent 35 years in the banking industry with experience in a wide range of roles including credit analysis, credit risk management and workouts. CRO – Ronald E. Davis (XBKS) Mr. Davis has spent more than four decades in banking and oversees Xenith’s risk management practices. CIO – Bill Callaghan (XBKS) Mr. Callaghan has 35 years of experience in the banking industry and leads Xenith’s technology and information security initiatives. CLO (RIC & GWR) – Edward H. Phillips, Jr. (XBKS) Mr. Phillips has worked in commercial banking for 25 years bringing creative solutions to commercial clients. CLO (Hampton Roads) – Thomas B. Dix, III (HRB) Mr. Dix has 15 years of experience in banking and a strong background in credit and financial analysis to lead the Hampton Roads lending team. Controller and CAO – Judy Gavant (XBKS) Mrs. Gavant has spent more than three decades in accounting, tax, and mergers and acquisitions. Director of Human Resources– Linda Majikes (XBKS) Mrs. Majikes has spent three decades in the banking industry working in human resources and facilities. Executive Management Team

Pro Forma Balance Sheet Separate company data as of 3/31/16; pro forma company data reflects purchase accounting adjustments and full reversal of the valuation allowance on the Net Deferred Tax Asset (DTA) as described in the Form S-4 filed with the SEC on 7/1/2016.

Pro Forma Loan Mix Pro forma loan mix composition is preliminary and does not give effect to purchase accounting adjustments; yield on loans is loan-weighted; presented for illustrative purposes only Loan Composition The pro forma loan portfolio is approximately $2.3 billion and yields approximately 4.36% on a loan-weighted basis as of 3/31/16. The portfolio is consists predominantly of C&I, OORE and CRE loans. 70% of the loan portfolio has a commercial purpose.

Pro Forma Deposit Mix Pro forma deposit mix composition is preliminary and does not give effect to purchase accounting adjustments; cost of deposits is deposit-weighted; presented for illustrative purposes only Deposit Composition The pro forma deposit portfolio is approximately $2.6 billion and has a cost of deposits of approximately 0.64% on a deposit weighted basis as of 3/31/16. Noninterest-bearing deposits make up 18% of the portfolio. The resulting deposit portfolio has a stable base of 36% time deposits

Yields and Costs

Interest Rate Position All figures quoted reflect 3/31/2016 data. The combined bank is asset sensitive from both a net interest income (NII) and economic value of equity (EVE) perspective. This business combination balances both banks interest rate sensitivity positions: The Xenith loan portfolio is 77% floating rate. The Hampton Roads loan portfolio is 69% fixed rate. The combined bank has an approximate 46% floating / 54% fixed loan mix. The combined bank has a strong deposit franchise that should build value in a rising rate environment: 30% of the combined deposits are non-interest bearing or low interest bearing DDA. The combined bank has a branch network with 42 locations spanning VA, NC, DE, and MD.

Credit Quality Concerted efforts continue to significantly reduce NPAs. Select Credit Metrics *HMPR Nonaccrual loans, Other real estate owned, and Total nonperforming assets are rounded, as presented on SEC Form S-4 filed 7/1/2016.

Capital Adequacy Both banks are “well-capitalized” as of 3/31/2016 and the combined bank should be as well Size of the capital base expands the universe of commercial customers the combined bank can pursue Our capital base further allows the combined bank to pursue strategic opportunities Capital Adequacy

Merger Integration Align people, processes and technologies to ensure a positive transition experience for our customers and employees Net Interest Margin Balance sheet structure efficiencies Focus on cost of liabilities Revenue Growth Begin leveraging capital base with new and existing customer relationships Non Interest Expense Management Achieve stated expense saves Areas of Current Focus

Expanded footprint and scale should provide attractive growth opportunities for the combined entity The combined entity will operate under the Xenith brand with three lines of business – commercial, retail and small business Added scale should allow for expanded product offerings and extend the bank’s reach in the middle market. Infrastructure and capital base can support significant growth Maximize operational efficiencies We will continue to evaluate the competitive landscape for opportunities Looking Forward